Ivy Funds

Supplement dated February 26, 2018 to the

Ivy Accumulative Fund, Ivy Wilshire Global Allocation Fund and Ivy Cash Management Fund

Statement of Additional Information

dated January 8, 2018

Mergers of the Waddell & Reed Advisors Funds

Each series (each, a “WRA Fund”) of the Waddell & Reed Advisors Funds (the “WRA Trust”) has completed a reorganization with a corresponding series of the Ivy Funds. As a result, each WRA Fund has been reorganized out of existence. Therefore, effective immediately, all references to any WRA Fund and to the WRA Trust are hereby removed from the Statement of Additional Information.

Supplement	Statement of Additional Information	1